JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust U.S. Equity Portfolio

(All Share Classes)

Supplement dated January 6, 2017

to the Summary Prospectuses and Prospectuses dated May 1, 2016, as supplemented

Upcoming Portfolio Manager Changes. Effective in January 2018, Thomas Luddy will step back from portfolio management and become Vice Chairman of J.P. Morgan Investment Management Inc. (“JPMIM”). Mr. Luddy will continue to serve on the portfolio management team for the JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) until that time. In addition, effective immediately, Scott Davis is added as a portfolio manager for the Portfolio. Therefore, the portfolio manager information for the Portfolio in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Portfolio Since	Primary Title with Investment Adviser
Thomas Luddy	2006	Managing Director
Scott Davis	2017	Managing Director
Susan Bao	2004	Managing Director
David Small	2016	Managing Director

In addition, the first paragraph in the section titled “The Portfolio’s Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

The portfolio managers primarily responsible for daily management of the Portfolio are Thomas Luddy, Managing Director of JPMIM, Scott Davis, Managing Director of JPMIM, Susan Bao, Managing Director of JPMIM, and David Small, Managing Director of JPMIM, each of whom has day to day management responsibility for a portion of the Portfolio. An employee since 1976, Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research and Chief Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982. Mr. Davis has been an employee since 2006 and has been a portfolio manager since 2013. Previously, he was an analyst in the U.S. Equity Research Group. Ms. Bao has been a portfolio manager in the U.S. Equity Group since 2002 and has been employed by the firm since 1997. Mr. Small, an employee since 2005 and a portfolio manager since 2016, was the Associate Director of U.S. Equity Research from July 2015 to July 2016 and is currently the Head of U.S. Equity Research. In addition, Mr. Small previously was the insurance analyst on the Fundamental Research Team from 2008 to 2016. Each of the portfolio managers, except Messrs. Small and Davis, is a CFA charterholder.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES FOR FUTURE REFERENCE

SUP-JPMITUSE-117